UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2007

Telkonet, Inc.

(Exact name of registrant as specified in its charter)

Utah	000-27305	87-0627421
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

20374 Seneca Meadows Parkway, Germantown, MD 20876

(Address of Principal Executive Officers)                                      (Zip Code)

Registrant's telephone number, including area code: (240) 912-1800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 6, 2007, the Company announced that it has signed an exclusive supply agreement with GE Energy to co-develop an innovative custom product that enables vital remote monitoring and management of utility substation equipment.  Over the next six months, GE will commence the first installation phase involving customers in North America to further develop and refine the product, customizing it to be compatible with all the various types of substation equipment.

ITEM 9.01     Financial Statements and Exhibits

(a)    No financial statements are required to be filed as part of this report.
(b)    No pro forma financial information is required to be filed as part of this report.
(c)    The following documents are filed as exhibits to this Report on Form 8-K:

99.1     Press Release, dated February 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2007

                                        By: /s/ Richard J. Leimbach
                                            Richard J. Leimbach
                                            Vice President Finance